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Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLYE ACT OF 2002


In connection with the quarterly report of Indigenous Global Development Corporation. (The Company) on form 10-QSB for the period ending March 31, 2002, as filed with the Securities and Exchange Commission, on the date herof (the "Report) the undersigned, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

          (1) The Report fully complies with the requirements of Section 13(A) or 15(D) of the Securities and Exchange Act of 1934: and

          (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


         Oct 3, 2002                                /s/ Deni Leonard
     ---------------------                  ------------------------------------
     Date                                          President and Chief
                                                    Executive Officer





          Oct 3, 2002                               /s/ Koji Homma
      --------------------                  ------------------------------------
      Date                                      Principal Financial Officer